UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 17, 2007

Activant Solutions Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-49389	94-2160013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7683 Southfront Road
Livermore, California 94551
(Address of principal executive offices, zip code)
Registrant’s telephone number, including area code: (925) 449-0606

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

          This amendment No. 1 (“the Amendment”) hereby amends the Current Report on Form 8-K of Activant Solutions Inc. (“Activant”) originally filed with the Securities and Exchange Commission on August 23, 2007 (the “Report”) to include the information required by Item 9.01 of Form 8-K relating to the acquisition and assumption by Activant from Intuit Inc. of specified assets and liabilities that comprise Intuit Eclipse, Intuit’s distribution management software division (the “Acquired Business”). The information previously reported in the Report is incorporated by reference into this Amendment.
Item 9.01 Financial Statements and Exhibits.
     (a) Financial Statements of Business Acquired.
          Audited financial statements required by Item 9.01(a) of Form 8-K for the Acquired Business as of July 31, 2006 and 2005 are filed as Exhibit 99.1 to this Amendment and are incorporated herein by reference. Unaudited financial statements required by Item 9.01(a) of Form 8-K for the Acquired Business as of the nine months ended April 30, 2007 and 2006 are filed as Exhibit 99.2 to this Amendment and are incorporated herein by reference.
     (b) Pro Forma Financial Information.
          The pro forma financial information required by Item 9.01(b) of Form 8-K for the twelve months ended September 30, 2006 and for the nine months ended June 30, 2007 is filed as Exhibit 99.3 to this Amendment.
     (d) Exhibits.

99.1	Audited financial statements of the Acquired Business for the years ended July 31, 2006 and 2005.

99.2	Unaudited financial statements of the Acquired Business for the nine months ended April 30, 2007 and 2006.

99.3	Activant’s unaudited pro forma combined financial information for the twelve months ended September 30, 2006 and for the nine months ended June 30, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTIVANT SOLUTIONS INC.

	By:	/s/ KATHLEEN M. CRUSCO

	Name:	Kathleen M. Crusco
	Title:	Senior Vice President and Chief Financial Officer
Date: October 29, 2007